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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: APRIL 2, 1998
                        (Date of earliest event reported)


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                     APOLLO INTERNATIONAL OF DELAWARE, INC.
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             (Exact name of registrant as specified in its charter)

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        DELAWARE                        0-22365                   59-3285246
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(State or other jurisdiction of    (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


                         6542 U.S. HIGHWAY 41, SUITE 215
                           APOLLO BEACH, FLORIDA 33572
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               (Address of principal executive offices, zip code)


                                 (813) 645-7677
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              (Registrant's telephone number, including area code)


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


ITEM 5.  OTHER EVENTS.

         On April 1, 1998, at approximately 6:00 P.M., the Company was informed by Nasdaq that the Company's securities would be delisted from the Nasdaq SmallCap Market effective April 2, 1998 for failure to meet the net tangible asset test of $4,000,000. Thus, as of April 2, 1998, the Company's Common Stock and Public Warrants will be traded on the NASD OTC Electronic Bulletin Board (the "Bulletin Board"). The Company has been informed by May Davis Group, Inc. ("May Davis"), its underwriter for its initial public offering, that it will remain a market maker in the Company's securities.

         In order to be relisted on the Nasdaq SmallCap Market, it will be necessary for the Company to re-apply for initial listing once it determines that it can meet the initial listing requirements. The initial listing criteria, insofar as they would be applicable to the Company, require, generally, net tangible assets of $4,000,000, a public float of 1,000,000 shares, a market value of the public float of not less than $5,000,000, and a minimum bid price of $4.00. Once a company is accepted for relisting on the Nasdaq SmallCap Market, it will be required to maintain, among other requirements, net tangible assets of $2,000,000, a public float of 500,000 shares, a market value of the public float of not less than $1,000,000, and a minimum bid price of $1.00.

         The Company is not certain when it will be able to meet the initial listing requirements. Although the Company is considering possible alternatives for meeting the asset requirements, there is no assurance that the Company will be successful in meeting the requirements for relisting on the Nasdaq SmallCap Market.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     APOLLO INTERNATIONAL OF
                                                     DELAWARE, INC.
                                                    (Registrant)

Date:  April 2, 1998                By:            /s/ David W. Clarke
                                        --------------------------------
                                        David W. Clarke
                                        President and Chief Executive Officer

                                    By:            /s/ Stuart M. Frank
                                       ---------------------------------
                                       Stuart M. Frank
                                       Chief Financial Officer